UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2008

______________

CAPITAL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

______________

Rhode Island

(State or other jurisdiction of incorporation)

0-9380	05-0386287
(Commission File Number)	(IRS Employer Identification Number)

100 Dexter Road, East Providence, Rhode Island 02914

(Address of principal executive offices)

(401) 435-7171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting.

On November 21, 2008, Capital Properties, Inc. (the “Company”) issued a press release and sent a letter to shareholders announcing the results of the Company’s special meeting of shareholders and that notice had been sent to the American Stock Exchange (“Amex”) regarding the Company’s intent to voluntarily delist its common stock from Amex and make application to have its shares of Class A Common Stock listed on the OTCQX. Copies of the press release and letter to shareholders are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits
Exhibit No.	Description
99.1	Press Release dated November 21, 2008
99.2	Letter to Shareholders dated November 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.

By:	Barbara J. Dreyer
______________________________
Barbara J. Dreyer, Treasurer

Date: November 21, 2008

2